October 22, 2007

TECHNOLOGY GROWTH PORTFOLIO
(A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Prospectus
Dated May 1, 2007

The following information supersedes and replaces any contrary information contained in the section of the portfolio’s Prospectus entitled “Goal/Approach”:

     The portfolio’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth portion of the portfolio seeks high growth companies in the fastest growing technology sectors. The multi-dimensional portion of the portfolio seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

The following information supersedes and replaces any contrary information contained in the section of the portfolio’s Prospectus entitled “Management –Investment Adviser”:

     The portfolio’s primary portfolio managers are Mark Herskovitz and Barry K. Mills. Mr. Herskovitz has been a primary portfolio manager of the portfolio since its inception. He is a senior vice president and portfolio manager of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since June 2005. He has also been employed by Dreyfus since 1996. Mr. Mills has been a primary portfolio manager of the portfolio since October 2007. He has been an analyst with TBCAM’s Core Research Team covering the technology sector since 2005. Prior to joining TBCAM, Mr. Mills was a senior managing analyst at Dreyfus since 1999. Mr. Mills is responsible for covering stocks in the computer hardware, semiconductor and other selected technology industries. Messrs. Herskovitz and Mills are dual employees of TBCAM and Dreyfus.

October 22, 2007
TECHNOLOGY GROWTH PORTFOLIO
(A SERIES OF DREYFUS INVESTMENT PORTFOLIOS)

Supplement to Statement of Additional Information
Dated May 1, 2007

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled
“Management Arrangements.”

Portfolio Managers. The portfolio managers for Technology Growth Portfolio are Mark Herskovitz and Barry K. Mills.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by Barry K. Mills and assets under management in those accounts as of August 31, 2007:

Registered
Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Barry K. Mills	2*	$1.65 billion	0	0	0	0
*None of the accounts are subject to a performance-based advisory fee.

The dollar range of Technology Growth Portfolio shares beneficially owned by Barry K.
Mills is as follows as of August 31, 2007:

Dollar Range of Fund
	Portfolio Manager		Shares Beneficially Owned

	Barry K. Mills			None